UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

What do today’s
challenges mean
for tomorrow’s
emerging markets?

New World Fund® Annual report for the year ended October 31, 2015

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–18.07%	–0.57%	5.06%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.04% for Class A shares as of the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: National Grand Theatre, built by the French architect Paul Andreu in Beijing, China.

Special feature
6	What do today’s challenges mean for tomorrow’s emerging markets?

Contents
1	Letter to investors
5	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of directors and other officers

Fellow investors:

Most stock markets across the globe recorded declines during New World Fund’s past fiscal year. In what was a challenging environment, the fund’s distinctive investment approach helped to limit negative returns in comparison to developing-country stocks.

Slower economic growth in China, and uneven growth elsewhere, were the main culprits for fragile investor sentiment. Declining prices for oil and certain other commodities, as well as concern about the global repercussions of a possible hike in U.S. interest rates, further weighed on confidence. Meanwhile, currency weakness took a toll on total returns for dollar-based investors in most non-U.S. markets.

Despite a strong rally in the final few weeks of the period, the unmanaged MSCI EM (Emerging Markets) Index recorded a 14.53% decline for the 12 months ended October 31, 2015. New World Fund recorded a 12-month decline of 8.31%, assuming reinvestment of the 49 cents a share dividend and $2.63 a share capital gain that were paid in December 2014.

While the fund’s result outpaced broad emerging markets returns, it trailed its primary benchmark — the unmanaged MSCI ACWI (All Country World Index),

Results at a glance

For periods ended October 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
				Lifetime[1]
	1 year	5 years	10 years	(since 6/17/99)

New World Fund (Class A shares)	–8.31%	1.20%	6.79%	7.56%
MSCI ACWI (All Country World Index)	–0.03	7.68	5.67	3.93
MSCI World Index	1.77	9.15	5.79	3.88
MSCI EM (Emerging Markets) Index	–14.53	–2.80	5.70	6.94
J.P. Morgan Emerging Markets Bond Index Global	–0.50	4.69	7.25	9.59

[1]	Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World Index and MSCI EM (Emerging Markets) Index, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World Index results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

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Where the fund’s assets are invested by country of domicile

Geographical distribution of net assets on October 31, 2015

Developed-country equities	48.4%

The Americas
United States	15.9

Asia
Japan	5.0
Hong Kong	4.4
South Korea	1.8
Taiwan	1.2
Australia	.4
Singapore	.1

Europe
United Kingdom	6.5
France	3.4
Switzerland	2.7
Denmark	1.7
Germany	1.5
Netherlands	1.2
Spain	.9
Sweden	.7
Italy	.4
Austria	.2
Portugal	.2

Africa/Middle East
Israel	.2

Developing-country equities	33.2%

The Americas
Brazil	2.7
Mexico	1.7
Republic of Colombia	.1

Asia
India	9.0
China	8.9
Philippines	2.6
Thailand	1.3
Indonesia	1.2

Europe
Russian Federation	1.2
Turkey	.5
Poland	.3
Greece	.1
Slovenia	.1

Africa/Middle East
South Africa	2.8
United Arab Emirates	.5
Qatar	.2

Developed-country bonds	0.4%

The Americas
United States	.4

Developing-country bonds	5.5%

The Americas
Mexico	.7
Brazil	.5
Argentina	.4
Dominican Republic	.3
Republic of Colombia	.3
Jamaica	.1
Peru	.1

Asia
India	.4
Indonesia	.3
Pakistan	.2
China	.1
Kazakhstan	.1

Europe
Turkey	.4
Russian Federation	.3
Croatia	.1
Hungary	.1

Africa/Middle East
Ghana	.2
Kenya	.2
Nigeria	.2
South Africa	.2
Zambia	.2
Morocco	.1

Short-term securities & other assets less liabilities	12.5%

Total	100.0%

2	New World Fund

which was flat over the 12-month period. Stocks in the U.S., Japan and some developed countries in Europe that are well-represented in this index, generated strong returns. Though the MSCI ACWI offers a good representation of the “investment universe” of stocks in which the fund may invest, the fund’s investment goal and guidelines mean that, historically, it has tended to not invest heavily in U.S. stocks.

New World Fund offers a distinctive approach to emerging markets investing, blending three types of investments: stocks of companies based in developing countries; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers.

These past 12 months have underscored the fact that — for long-term investors who want to access the return potential of developing markets — this fund’s actively managed approach offers many potential benefits, including a potential reduction in some of the volatility typically associated with emerging markets investing. New World Fund’s primary objective is long-term appreciation. As can be seen in the table on page 1 its results over 10 years, and its lifetime, materially surpass those of its primary benchmark.

Developed- and developing-country stocks

At various times investors appeared to fret about the Chinese economy, the impact of lower oil prices on exporter nations’ economies (some of which were already deteriorating) and the possibility that a move higher in U.S. interest rates may not bode well for stocks.

Chinese stocks ended the period flat, edging 0.70%1 lower over the 12 months ended October 31, 2015. Authorities’ efforts to ease the economy’s transition toward greater consumption-led growth had mixed results. Earlier in the period, a Chinese government program of targeted economic stimulus and supportive central bank policies seemed to temper worries, and draw in new investors. However, a currency devaluation by monetary authorities in August 2015 appeared to fuel concern that the economy may be in worse shape than indicated by official figures. The central bank responded to the ensuing market volatility by cutting interest rates for the fifth time since November 2014 and lowering the level of reserves that banks must hold.

In India, stocks were volatile and shed 8.06%, a decline that followed on the heels of an extended rally. The Indian government budget failed to excite investors since it focused on infrastructure and social welfare rather than deeper reforms; meanwhile, a few larger companies also reported slower-than-anticipated earnings and profit growth. The rupee weakened 6.04% against the dollar.

Russian stocks lost 20.92% in U.S. dollar terms, despite recording a 12-month gain locally. Lower oil prices, deteriorating economic conditions and the imposition of additional U.S. and European Union economic sanctions contributed to a weaker ruble, which depreciated 32.68% against the dollar.

Stocks in Brazil recorded some of the worst 12-month returns as the Brazilian real depreciated 36.17% against the dollar. In October 2014, President Dilma Rousseff narrowly won re-election, initially dampening investor hopes for reform. Meanwhile, deteriorating economic and political conditions — including a corruption scandal involving senior figures from both the private sector and government — further weighed on market sentiment.

Developing-country bonds

Bonds issued in U.S. dollars were flat overall, while developing-country issues denominated in local currencies generated negative total returns for U.S. dollar-based investors. Bond investments helped the fund’s result, with holdings of Argentine government bonds a notable positive. As of October 31, 2015, the fund was invested in government bonds from 22 developing countries. The fund actively manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

The larger contributors to the fund’s 12-month result came from a range of industries and geographies. Amsterdam-listed Altice, which derives significant revenues from cable television and telecom businesses in the Dominican Republic, Portugal and Israel, gained

[1]	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

New World Fund	3

16.06% over the period. The market appeared to react favorably to the possible future cost savings that might result from Altice’s increased stake in French telecom firm Numericable-SFR.

Shares of China-based online travel firm Ctrip.com International gained 59.47%. Amid a boom in overseas travel, competition within this segment of the Chinese travel industry has become intense. Ctrip’s recent agreement to merge with rival Qunar Cayman Islands should see the combined entity become the dominant firm for online bookings in China.

Biopharmaceutical company Novo Nordisk — a firm in which the fund first invested back in February 2003, and a current large holding — gained 33.71% over the 12 months ended October 31, 2015. China and India have become important sources of the growth in demand for the diabetes-related products offered by the Danish firm, which is the world’s largest manufacturer of insulin.

In contrast, many of the larger detractors from the fund’s 12-month result were from the oil and gas industries. Lower oil prices cast a shadow over a number of energy-related investments — including Indonesia-based Gas Negara and Papua New Guinea-based InterOil, whose share prices declined 49.91% and 32.45%, respectively. The price of crude oil was about $47 per barrel at the end of the 12 months, just over half the price that it was a year earlier. Meanwhile, the share price of Philippines-based port operator International Container Terminal Services declined 29.06%. Certainly, the firm’s near-term outlook has some challenges, including weaker demand and operational problems at certain ports. However, our research suggests the company will overcome these obstacles and that, over time, earnings growth could rise significantly.

As of October 31, 2015, developing-country equities accounted for 33.2% of the fund’s net assets by domicile; the portion invested in developing-country bonds was 5.5%. The portion of net assets invested in developed-country equities was 48.4%. Holdings in cash and cash-like securities amounted to 12.5%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ active decisions to hold cash and from their buying and selling of stocks and bonds.

Looking forward

Despite the attractive longer term return potential of developing-country stocks, this is an investment environment that may have given some investors pause. With that in mind, it’s perhaps more important than ever to note that, as a category, “emerging markets” includes a diverse range of developing countries, markets and companies.

As always, our investment focus is centered on individual companies. Thorough company by company research helps us to identify those firms that should thrive over the long term, and portfolio managers currently see some attractive opportunities in both challenged economies, such as Brazil, as well as fast-growing ones like India. Meanwhile, recent developments in various countries have underscored the importance of staying on top of corporate governance. In Russia, for example, sanctions have made it more important than ever to understand the direct and indirect linkages between companies and the government. And in Brazil, just as is the case in China, we are weighing the possible longer term investment implications of official anti-corruption measures for different industry segments and individual companies.

We invite you to read the feature (starting on page 6), where we take a closer look at China’s economic transition, the broader evolution of emerging markets and some of the fund’s portfolio managers share their latest thinking.

Thank you for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace

Vice Chairman and President

December 11, 2015

For current information about the fund, visit americanfunds.com.

4	New World Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2015, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends of $4,735 and reinvested capital gain distributions of $4,680.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2015)*

	1 year	5 years	10 years

Class A shares	–13.58%	0.01%	6.16%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

New World Fund	5

What do today’s challenges mean
for tomorrow’s emerging markets?

China. For some investors, the very mention of it can conjure up any number of concerns — from the market selloff of mid-2015, to its slowing growth and the repercussions for other emerging economies. And yet, the facts behind the negative headlines paint a picture that also includes many positives for longer term investors. In the not-too-distant future, the emerging markets landscape will likely look quite different and the present period of adjustment and setback may be viewed as a time of unusual opportunity.

6	New World Fund

Emerging markets growth rates still lead the global economy. Nascent reform efforts are underway. Multinationals and local firms continue to generate solid revenues in China, India and other nations. Despite a whole host of positives, the past year may have given some emerging markets investors pause. What’s behind recent volatility?

“Some markets have proven relatively resilient and many individual companies have continued to thrive. But there’s no escaping the reality that we’re partway through a difficult period of major adjustment for emerging markets,” says New World Fund portfolio manager Nick Grace. “Unfortunately, until there’s more pronounced structural reform, currency weakness and volatility are the mechanisms through which this is unfolding. That’s what we’re seeing with Brazil, Russia and certain other economies and it’s making for a difficult investment environment,” says Nick.

Russia and Brazil have taken center stage amid this period of global economic adjustment. In Russia, the ruble has lost nearly one-third of its value against the dollar in the 12 months through October 31, 2015; the currency even experienced its steepest one-day decline in more than a decade. In Brazil, the real lost over a third of its value; economic and political stress led to the sovereign being downgraded to below investment-grade.

China: recent setback, longer term gains

And then there’s China. Chinese stocks have also experienced some bouts of intense volatility. Case in point was the selloff of June through July 2015, a decline that some observers saw as a sign that China’s period of economic progress was coming to end. However, a little perspective leads to a very different conclusion. Though the Chinese stock market’s decline was large (for instance, the Shanghai Composite Index lost nearly one-third of its value), this followed a year-long period of much larger gains.

Local investors had been anticipating that A shares — a particular Chinese share class for which access has been mostly restricted to locals — would be included in certain market indexes that are significant to many international investors. That sense of anticipation seemed to sustain the rally, and when the index changes failed to materialize, the market began to pull back.

Then, despite market shakiness, China’s leadership decided to devalue the renminbi. “It was a surprise move and it spooked the market,” explains portfolio manager Rob Lovelace — one of the fund’s original investment team and its current principal investment officer. “China had to adjust its currency downward to be more competitive — but the timing, on the back of the A share declines and a slowing economy was unfortunate.”

A butterfly flaps its wings in Beijing

Reforms spearheaded by Chinese President Xi Jinping are aimed at improving efficiency and pursuing a more sustainable (albeit slower) pace of growth. In the longer term, China’s transition away from investment-led growth, toward an economic structure more reliant on consumption, could benefit the global economy.

Unfortunately, in the here and now, this transition entails near-term challenges for some emerging markets. In the mid-2000s, China’s share of global demand rose substantially across a range of commodities as diverse as soybeans, crude oil and copper.

But recent figures suggest that China’s demand for some commodities is growing more slowly, and in certain cases declining as the structure of its economy changes. To varying degrees, the economies and currencies of commodity-exporting nations such as Brazil, Russia, Indonesia and South Africa are already feeling the impact of the changing nature of Chinese and global demand.

Research, according to Nick, helped the fund’s investment professionals to get ahead of some of these profound changes. For instance, early in 2014, groups of analysts and portfolio managers met in China. There, they held discussions with political and economic experts and

New World Fund	7

Nicholas Grace Portfolio manager London	Rob Lovelace Portfolio manager Los Angeles

The New Geography of Investing.®
It’s in New World Fund’s DNA.

Fifty years ago, companies tended to do business solely within their own borders. Country-of-domicile was therefore appropriate shorthand for where a company did business. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Looking at where a company generates its revenue offers a much more practical and transparent yardstick. Revenue provides insight as to where a company actually has economic exposure. Looking at investment opportunities through a revenue lens is becoming more fashionable, but for New World Fund, it always has been an essential part of its distinctive approach.

Old geography: domicile (%)

New World Fund	MSCI ACWI (All Country World Index)

New geography: revenue (%)

New World Fund	MSCI ACWI (All Country World Index)

■ United States   ■ Asia Pacific (excluding Japan)   ■ Developing countries
■ Developed Europe   ■ Japan   ■ Canada

As of September 30, 2015. Individual figures are rounded to nearest percent and so may not sum to 100%.

Source: MSCI Economic Exposure analysis.

8	New World Fund

examined the investment implications of China’s reform program, the slowing of growth, and the key challenges it faces. “We spend a lot of time thinking about China on an ongoing basis. But given its importance to the world economy, we made it the focus of a major research project — the upshot of which is that, broadly, the fund has reduced its exposure to mining and certain other commodity-related companies in recent times.”

Rob, for one, thinks that it’s no coincidence that the divergence between developing- and developed-country stock market returns began around five years ago. “It was at this time that concern about a pronounced slowdown in China and the end of the ‘commodity supercycle’ — the decade-long trend upward in energy and commodity prices — really came to the fore,” he explains.

Welcome to China 2.0

Certainly, by some criteria China still seems like an emerging market — from average income, to openness of capital markets and the legal system. And of course, few developed economies have come even close to China’s recent annual growth rate of around 7%.

And yet, in many other ways, a different impression develops. In terms of its impact on the global economy, the size of its equity market, its demographics (ageing population), level of urbanization and political muscle, China appears to have more in common with the major developed economies. In the last decade, China has become the world’s second-largest economy.

China could become the world’s largest economy in the next decade. Its financial markets are also approaching a critical level of maturity. The movement and exchange of its currency, the renminbi, is less restricted than it was. On December 1, 2015, the International Monetary Fund referred to the decision to include the renminbi as the fifth member of its elite basket of currencies as “an important milestone in China’s global financial integration.” China’s equity and bond markets are sizable: Estimates from earlier in the year put their sizes at around $10 trillion and $6 trillion, respectively. As of mid-2015, the MSCI China Index accounted for about a quarter of the MSCI EM Index.

“Diminishing restrictions on foreign investors mean that we have greater access to many more stocks listed in the Chinese market. Over time, the range of investment opportunities in small- and mid-cap stocks will widen dramatically,” says Rob. “It’s a great time to be a research-driven investor.”

Not your typical emerging markets fund

The fund’s focus on individual companies that stand to benefit from increasing living standards in developing countries has naturally resulted in health care becoming a larger sector exposure. As individuals and societies become wealthier, health care comes to be regarded as a necessity rather than a luxury.

Some of the fund’s investments are long-time holdings — more than a decade in the case of Novo Nordisk. The Denmark-based firm is the world’s largest manufacturer of insulin. Changing diets and lifestyles mean that China and India have become important sources of the growth in demand for Novo’s diabetes-related products. A more recent addition to the portfolio was Hikma Pharmaceuticals. The Jordan-based, London-listed firm’s drugs are among the most widely prescribed in some of the larger economies in the Middle East and North Africa. It enjoys a reputation for quality that could be beneficial as access to health care becomes more widespread. These health care investments also perfectly illustrate one key aspect of this

New World Fund	9

Rob Neithart Portfolio manager Los Angeles	Mark Denning Portfolio manager Los Angeles

Impossible to invest in the emerging middle classes while also limiting volatility? New World Fund’s track record suggests otherwise.

Enabling individual investors to benefit from the rise of developing-country consumers — with lower volatility and investment concentrations than are often found in the typical “emerging markets approach” — was a guiding principle when this fund was created in 1999. Over the interim, its experienced investment professionals — a team that still includes portfolio managers Rob Lovelace and Mark Denning — have navigated through a range of investment environments. Collectively, the fund’s investment team — which includes nine portfolio managers and a group of analysts — brings together multiple areas of knowledge and experience over many market cycles. This has tended to deliver consistent results over longer time periods, naturally creating a blend of approaches and styles that can help reduce the volatility of fund returns.

Return versus volatility (for the 10-year period ended 10/31/15)

Volatility

Returns (Class A shares) include reinvestment of all distributions.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Results for MSCI indexes reflect dividends net of withholding taxes.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

10	New World Fund

fund’s distinctive investment philosophy: When seeking the best investments in emerging markets, where a company’s headquarters is located or its stock is listed are not important. Though it’s now widely accepted, this fund was a trailblazer for the revenue-focused approach to investing (see sidebar on page 8).

And by having a broader investment scope, New World Fund has also been able to limit some of the investment concentrations and volatility that are often found in typical approaches to investing in emerging markets (see sidebar on page 10). Historically, many developing-country stock markets have been concentrated (in terms of market capitalization) in industries such as raw materials, banking and telecommunications. In contrast, this fund’s larger holdings as of October 31, 2015, included Chinese Internet giant Baidu, South Africa-based media firm Naspers, HDFC Bank from India, Novo Nordisk, Hong Kong-based insurer AIA Group, Hikma Pharmaceuticals and Switzerland-based pharma firm Novartis.

The fund’s investments in developing-country bonds (5.5% of net assets at fiscal year-end) have offered an additional source of relatively stable investment returns that, over time, should also benefit diversification. Mexican government bonds are among the portfolio’s larger holdings. “Mexico is one of a few emerging markets where there’s been tangible progress on economic reforms,” says portfolio manager Rob Neithart. “The Mexican government has released its tight grip on energy production and distribution, which could be a significant positive for investment and growth over time. It should be a supportive environment for bond returns.”

Setbacks are natural, progress continues

Reforms are one reason that, even amid this period of decidedly mixed near-term prospects for developing countries, there are grounds for optimism. Anti-corruption and economic reform efforts in Indonesia and India, as well as China, should help markets function more efficiently and that can create new opportunities for investors with approaches that emphasize deep, fundamental research.

“Headlines about developing countries facing a ‘structural slowdown’ may have given some fund investors pause. But as a research-driven investor, my focus remains on individual companies,” says portfolio manager Mark Denning, one of New World Fund’s founding portfolio managers. “Having invested through many market cycles, it’s been my experience that even in challenging periods exceptional firms can continue to distinguish themselves,” he adds. Volatility, while uncomfortable, has often provided this fund with attractively priced opportunities to invest in well-run firms with the financial strength to overcome near-term challenges.

Despite recent weakness, future growth rates among emerging markets overall are expected to outpace those of the larger developed economies. For example, the International Monetary Fund expects countries that it designates as emerging markets and developing economies to grow by 5.3% in 2020; its current forecasts for the U.S., euro zone and Japan are 2.0%, 1.6% and 0.7%, respectively.

To be clear, faster economic growth is not synonymous with higher stock market returns. However, relatively strong growth could be supportive of broadly improved revenue and earnings growth at the company level.

Who knows? By 2020, the present period could be viewed quite differently. With time, today’s setbacks and adjustments may be remembered more favorably, as opportunities to invest in great companies at unusually attractive valuations. ■

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Summary investment portfolio October 31, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	16.31%
India	9.33
China	8.94
Euro zone*	8.04
United Kingdom	6.58
Japan	5.04
Hong Kong	4.41
Brazil	3.20
South Africa	2.99
Other countries	22.62
Short-term securities & other assets less liabilities	12.54

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 81.14%	Shares	Value (000)
Information technology 14.10%
Baidu, Inc., Class A (ADR)[1]	2,385,800	$447,266
Alphabet Inc., Class C	194,984	138,597
Alphabet Inc., Class A1	135,950	100,248
AAC Technologies Holdings Inc.[2]	35,155,000	222,544
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	44,293,000	187,207
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	30,744
Murata Manufacturing Co., Ltd.[2]	1,497,500	212,352
Tencent Holdings Ltd.[2]	10,282,500	192,973
Samsung Electronics Co., Ltd.[2]	117,370	140,597
Alibaba Group Holding Ltd. (ADR)[1]	1,511,978	126,749
MasterCard Inc., Class A	1,254,000	124,134
Alcatel-Lucent[1,2]	27,270,000	110,652
Other securities		1,137,701
		3,171,764

Financials 12.78%
HDFC Bank Ltd.[2]	13,944,192	281,055
HDFC Bank Ltd. (ADR)	1,266,000	77,403
AIA Group Ltd.[2]	48,874,600	285,394
Prudential PLC[2]	8,661,755	202,174
ICICI Bank Ltd.[2]	37,322,310	157,511
ICICI Bank Ltd. (ADR)	3,375,000	29,093
Kotak Mahindra Bank Ltd.[2]	17,321,978	182,249
American Tower Corp.	1,258,900	128,697
KASIKORNBANK PCL[2]	22,530,000	109,126
Other securities		1,420,431
		2,873,133

Consumer discretionary 12.36%
Naspers Ltd., Class N2	2,773,881	405,199
Ctrip.com International, Ltd. (ADR)[1]	1,663,000	154,609
Maruti Suzuki India Ltd.[2]	2,198,000	149,288
Domino’s Pizza, Inc.	1,163,000	124,057
Toyota Motor Corp.[2]	1,923,900	117,801
Other securities		1,827,912
		2,778,866

Health care 8.82%
Novo Nordisk A/S, Class B2	6,213,630	329,159
Hikma Pharmaceuticals PLC[2]	8,456,828	281,791
Novartis AG2	2,767,100	250,882
Novartis AG (ADR)	300,000	27,129

12	New World Fund

	Shares	Value (000)
Alexion Pharmaceuticals, Inc.[1]	1,227,904	$216,111
Grifols, SA, Class B, preferred nonvoting, non-registered shares[2]	3,528,983	122,557
Other securities		755,489
		1,983,118

Consumer staples 8.59%
Nestlé SA2	2,194,417	167,528
Hypermarcas SA, ordinary nominative[1]	29,948,500	135,898
Coca-Cola Co.	3,066,000	129,845
Pernod Ricard SA2	1,083,960	127,591
Lenta Ltd. (GDR)[1,2]	12,251,552	92,054
Lenta Ltd. (GDR)[1,2,3]	2,803,900	21,067
Wal-Mart de México, SAB de CV, Series V	26,190,000	69,099
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	39,690
British American Tobacco PLC[2]	1,800,000	106,840
Other securities		1,043,138
		1,932,750

Industrials 7.42%
International Container Terminal Services, Inc.[2,4]	107,622,000	189,158
Cummins Inc.	1,626,500	168,359
Airbus Group SE, non-registered shares[2]	1,628,573	113,160
ASSA ABLOY AB, Class B2	5,514,987	109,376
DP World Ltd.[2]	5,361,353	108,310
Other securities		979,529
		1,667,892

Materials 3.22%
Other securities		723,800

Telecommunication services 3.16%
SoftBank Group Corp.[2]	3,896,000	216,852
China Mobile Ltd.[2]	10,833,000	128,871
Other securities		366,161
		711,884

Utilities 3.03%
China Resources Gas Group Ltd.[2]	62,274,000	170,521
Power Grid Corp. of India Ltd.[2]	80,594,254	160,057
ENN Energy Holdings Ltd.[2]	21,528,000	123,367
Other securities		226,701
		680,646

Energy 2.76%
Other securities		620,099

Miscellaneous 4.90%
Other common stocks in initial period of acquisition		1,102,006

Total common stocks (cost: $15,692,173,000)		18,245,958

Preferred securities 0.01%
Consumer discretionary 0.01%
Other securities		3,393

Total preferred securities (cost: $1,848,000)		3,393

Rights & warrants 0.45%
Consumer staples 0.45%
Other securities		101,234

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		22

Total rights & warrants (cost: $118,054,000)		101,256

New World Fund	13

Bonds, notes & other debt instruments 5.86%	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 4.11%
Other securities		$923,682

Corporate bonds & notes 1.35%
Other 1.35%
Other securities		302,922

Total corporate bonds & notes		302,922

U.S. Treasury bonds & notes 0.40%
U.S. Treasury 0.40%
Other securities		90,857

Total bonds, notes & other debt instruments (cost: $1,377,460,000)		1,317,461

Short-term securities 13.00%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.24% due 11/17/2015	$50,000	49,996
Federal Home Loan Bank 0.07%–0.22% due 11/2/2015–3/16/2016	708,000	707,810
Freddie Mac 0.11%–0.25% due 11/6/2015–1/26/2016	260,000	259,976
Google Inc. 0.15% due 1/21/2016[3]	15,000	14,995
Mitsubishi UFJ Trust and Banking Corp. 0.35% due 2/2/2016[3]	50,000	49,959
Mizuho Bank, Ltd. 0.29%–0.35% due 11/5/2015–2/17/2016[3]	133,900	133,841
Nordea Bank AB 0.27%–0.32% due 11/10/2015–2/19/2016[3]	140,000	139,949
Svenska Handelsbanken Inc. 0.30% due 11/20/2015–11/23/2015[3]	135,200	135,187
Victory Receivables Corp. 0.19%–0.30% due 11/24/2015–1/13/2016[3]	97,600	97,563
Other securities		1,333,754

Total short-term securities (cost: $2,922,938,000)		2,923,030

Total investment securities 100.46% (cost: $20,112,473,000)		22,591,098
Other assets less liabilities (0.46)%		(102,856)

Net assets 100.00%		$22,488,242

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $616,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $242,809,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2015 (000)
Sales:
British pounds	11/13/2015	Citibank	$9,008	£5,930	$(133)
British pounds	11/16/2015	JPMorgan Chase	$21,683	£14,250	(283)
British pounds	11/17/2015	Citibank	$19,992	£13,135	(254)
Colombian pesos	11/20/2015	JPMorgan Chase	$3,948	COP11,500,000	(12)
Colombian pesos	11/20/2015	JPMorgan Chase	$5,215	COP15,859,500	(245)
Euros	11/10/2015	Bank of America, N.A.	$3,593	€3,211	62
Euros	11/13/2015	HSBC Bank	$4,047	€3,591	97
Euros	11/24/2015	Bank of America, N.A.	$30,799	€27,037	1,059
Euros	12/9/2015	HSBC Bank	$5,065	€4,575	31
Indian rupees	11/20/2015	JPMorgan Chase	$32,283	INR2,100,000	268
Japanese yen	11/16/2015	Citibank	$24,851	¥2,975,000	193
Japanese yen	12/11/2015	UBS AG	$30,939	¥3,708,000	190
Japanese yen	12/15/2015	Bank of America, N.A.	$5,515	¥660,000	41

14	New World Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2015 (000)
Japanese yen	12/16/2015	UBS AG	$3,526	¥420,000	$42
Mexican pesos	12/11/2015	UBS AG	$22,385	MXN373,250	(142)
South African rand	12/3/2015	Citibank	$21,586	ZAR293,500	505
Turkish lira	11/13/2015	JPMorgan Chase	$9,870	TRY29,600	(241)
Turkish lira	11/23/2015	Citibank	$7,211	TRY21,100	25
					$1,203

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2015 (000)
International Container Terminal Services, Inc.[2]	106,374,000	1,248,000	—	107,622,000	$1,625	$189,158
Meyer Burger Technology AG1,2	5,800,000	—	—	5,800,000	—	41,520
Gulf Keystone Petroleum Ltd.[1,2]	19,594,850	20,000,000	—	39,594,850	—	16,409
Gulf Keystone Petroleum Ltd.[1,2,3]	14,287,125	—	—	14,287,125	—	5,921
Indus Gas Ltd.[1,2]	10,429,272	—	—	10,429,272	—	18,168
Hikma Pharmaceuticals PLC[2,5]	11,129,828	—	2,673,000	8,456,828	2,920	—
InterOil Corp.[1,5]	3,655,239	—	1,654,359	2,000,880	—	—
					$4,545	$271,176

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $12,871,998,000, which represented 57.24% of the net assets of the fund. This amount includes $12,625,913,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,921,525,000, which represented 8.54% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Unaffiliated issuer at 10/31/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
COP = Colombian pesos
€ = Euros
£ = British pounds
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
TRY = Turkish lira
ZAR = South African rand

See Notes to Financial Statements

New World Fund	15

Financial statements

Statement of assets and liabilities
at October 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,775,873)	$22,319,922
Affiliated issuers (cost: $336,600)	271,176	$22,591,098
Cash denominated in currencies other than U.S. dollars (cost: $26,368)		26,364
Cash		2,220
Unrealized appreciation on open forward currency contracts		2,513
Receivables for:
Sales of investments	78,224
Sales of fund’s shares	31,945
Dividends and interest	39,382
Other	1,888	151,439
		22,773,634
Liabilities:
Unrealized depreciation on open forward currency contracts		1,310
Payables for:
Purchases of investments	159,411
Repurchases of fund’s shares	89,877
Closed forward currency contracts	256
Investment advisory services	10,435
Services provided by related parties	6,551
Directors’ deferred compensation	2,016
Other	15,536	284,082
Net assets at October 31, 2015		$22,488,242

Net assets consist of:
Capital paid in on shares of capital stock		$20,161,958
Undistributed net investment income		23,688
Accumulated net realized loss		(164,619)
Net unrealized appreciation		2,467,215
Net assets at October 31, 2015		$22,488,242

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (439,133 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,532,560	224,517	$51.37
Class B	56,066	1,109	50.55
Class C	861,590	17,411	49.48
Class F-1	1,594,023	31,238	51.03
Class F-2	4,005,777	77,944	51.39
Class 529-A	708,620	13,913	50.93
Class 529-B	7,158	143	50.00
Class 529-C	150,839	3,044	49.55
Class 529-E	33,370	661	50.50
Class 529-F-1	43,799	859	50.99
Class R-1	30,104	607	49.63
Class R-2	312,864	6,304	49.63
Class R-2E	198	4	51.02
Class R-3	466,252	9,214	50.60
Class R-4	455,735	8,910	51.15
Class R-5	419,163	8,121	51.61
Class R-6	1,810,124	35,134	51.52

See Notes to Financial Statements

16	New World Fund

Statement of operations
for the year ended October 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,411; also includes $4,545 from affiliates)	$310,991
Interest (net of non-U.S. taxes of $347)	141,282	$452,273
Fees and expenses*:
Investment advisory services	128,692
Distribution services	53,703
Transfer agent services	37,059
Administrative services	6,695
Reports to shareholders	1,727
Registration statement and prospectus	1,248
Directors’ compensation	303
Auditing and legal	326
Custodian	7,148
State and local taxes	2
Other	1,684	238,587
Net investment income		213,686

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $8,090; also includes $10,339 net loss from affiliates)	(255,537)
Forward currency contracts	40,419
Currency transactions	(6,743)	(221,861)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $14,159)	(2,031,050)
Forward currency contracts	(2,043)
Currency translations	2,613	(2,030,480)
Net realized loss and unrealized depreciation		(2,252,341)

Net decrease in net assets resulting from operations		$(2,038,655)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2015	2014
Operations:
Net investment income	$213,686	$303,886
Net realized (loss) gain	(221,861)	1,072,746
Net unrealized depreciation	(2,030,480)	(956,191)
Net (decrease) increase in net assets resulting from operations	(2,038,655)	420,441

Dividends and distributions paid to shareholders:
Dividends from net investment income	(203,058)	(218,413)
Distributions from net realized gain on investments	(1,079,221)	(238,779)
Total dividends and distributions paid to shareholders	(1,282,279)	(457,192)

Net capital share transactions	1,525,762	1,559,982

Total (decrease) increase in net assets	(1,795,172)	1,523,231

Net assets:
Beginning of year	24,283,414	22,760,183
End of year (including undistributed net investment income: $23,688 and $91,504, respectively)	$22,488,242	$24,283,414

See Notes to Financial Statements

New World Fund	17

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	New World Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

New World Fund	19

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$1,586,707	$1,585,057	$—	$3,171,764
Financials	648,532	2,212,734	11,867	2,873,133
Consumer discretionary	652,814	2,099,039	27,013	2,778,866
Health care	713,767	1,269,351	—	1,983,118
Consumer staples	544,001	1,388,749	—	1,932,750
Industrials	337,008	1,317,142	13,742	1,667,892
Materials	269,985	450,954	2,861	723,800
Telecommunication services	40,804	671,080	—	711,884
Utilities	—	680,646	—	680,646
Energy	295,249	324,850	—	620,099
Miscellaneous	386,349	701,446	14,211	1,102,006
Preferred securities	3,393	—	—	3,393
Rights & warrants	—	47,447	53,809	101,256
Bonds, notes & other debt instruments	—	1,317,461	—	1,317,461
Short-term securities	—	2,923,030	—	2,923,030
Total	$5,478,609	$16,988,986	$123,503	$22,591,098

20	New World Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,513	$—	$2,513
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,310)	—	(1,310)
Total	$—	$1,203	$—	$1,203

*	Securities with a value of $10,806,181,000, which represented 48.05% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

New World Fund	21

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$2,513	Unrealized depreciation on open forward currency contracts	$1,310
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	256
			$2,513		$1,566

22	New World Fund

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$40,419	Net unrealized depreciation on forward currency contracts	$(2,043)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$1,161	$—	$—	$—	$1,161
Citibank	722	(404)	—	—	318
HSBC Bank	128	(1)	—	—	127
JPMorgan Chase	269	(269)	—	—	—
UBS AG	233	(233)	—	—	—
Total	$2,513	$(907)	$—	$—	$1,606
Liabilities:
Citibank	$404	$(404)	—	—	$—
HSBC Bank	1	(1)	—	—	—
JPMorgan Chase	814	(269)	(545)	—
UBS AG	347	(233)	—	—	114
Total	$1,566	$(907)	$(545)	$—	$114

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

New World Fund	23

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2015, the fund reclassified $8,257,000 from undistributed net investment income to capital paid in on shares of capital stock and $70,187,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$139,208
Capital loss carryforward*	148,537
Gross unrealized appreciation on investment securities	4,449,710
Gross unrealized depreciation on investment securities	(2,099,226)
Net unrealized appreciation on investment securities	2,350,484
Cost of investment securities	20,240,614

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31, 2015				Year ended October 31, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$108,207		$581,444	$689,651	$126,194	$136,993	$263,187
Class B	—		5,070	5,070	59	1,910	1,969
Class C	371		47,424	47,795	2,578	11,329	13,907
Class F-1	12,848		79,861	92,709	26,756	27,344	54,100
Class F-2	41,553		161,776	203,329	25,069	20,504	45,573
Class 529-A	6,136		35,390	41,526	7,092	8,127	15,219
Class 529-B	—		598	598	—	211	211
Class 529-C	—	*	7,959	7,959	329	1,873	2,202
Class 529-E	208		1,702	1,910	261	393	654
Class 529-F-1	482		2,180	2,662	493	462	955
Class R-1	30		1,638	1,668	99	377	476
Class R-2	330		16,567	16,897	1,025	3,918	4,943
Class R-2E†	3		10	13	—	—	—
Class R-3	2,875		22,451	25,326	3,390	4,974	8,364
Class R-4	4,237		21,020	25,257	3,916	3,940	7,856
Class R-5	4,698		17,952	22,650	6,251	4,986	11,237
Class R-6	21,080		76,179	97,259	14,901	11,438	26,339
Total	$203,058		$1,079,221	$1,282,279	$218,413	$238,779	$457,192

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

24	New World Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. On December 10, 2014, the fund’s board of directors approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $27 billion to 0.485%. For the year ended October 31, 2015, the investment advisory services fee was $128,692,000, which was equivalent to an annualized rate of 0.549% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New World Fund	25

For the year ended October 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$29,182	$24,269		$1,244		Not applicable
Class B	851	179		Not applicable		Not applicable
Class C	9,546	1,891		479		Not applicable
Class F-1	4,252	2,050		852		Not applicable
Class F-2	Not applicable	4,088		1,870		Not applicable
Class 529-A	1,557	1,238		378		$669
Class 529-B	102	20		5		9
Class 529-C	1,613	284		81		144
Class 529-E	178	35		18		32
Class 529-F-1	—	77		23		41
Class R-1	334	53		17		Not applicable
Class R-2	2,526	1,298		170		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	2,402	861		241		Not applicable
Class R-4	1,159	476		232		Not applicable
Class R-5	Not applicable	197		209		Not applicable
Class R-6	Not applicable	43		876		Not applicable
Total class-specific expenses	$53,703	$37,059		$6,695		$895

*Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $303,000 in the fund’s statement of operations includes $436,000 in current fees (either paid in cash or deferred) and a net decrease of $133,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$1,129,301	20,731	$678,871	12,600		$(1,718,521)	(31,783)	$89,651	1,548
Class B	1,119	21	5,040	94		(58,347)	(1,081)	(52,188)	(966)
Class C	133,864	2,541	47,376	906		(228,426)	(4,355)	(47,186)	(908)
Class F-1	412,719	7,664	92,127	1,722		(461,083)	(8,599)	43,763	787
Class F-2	1,534,709	28,746	195,151	3,629		(831,232)	(15,510)	898,628	16,865
Class 529-A	83,596	1,546	41,507	777		(102,143)	(1,897)	22,960	426
Class 529-B	185	4	597	11		(6,277)	(118)	(5,495)	(103)
Class 529-C	19,505	369	7,954	151		(27,825)	(528)	(366)	(8)
Class 529-E	4,181	78	1,909	36		(5,460)	(101)	630	13
Class 529-F-1	8,641	159	2,663	50		(9,561)	(177)	1,743	32
Class R-1	10,119	191	1,667	32		(13,612)	(257)	(1,826)	(34)
Class R-2	85,697	1,628	16,867	322		(105,281)	(1,998)	(2,717)	(48)
Class R-2E	209	4	12	—	[2]	(46)	(1)	175	3
Class R-3	166,344	3,104	25,309	476		(151,760)	(2,841)	39,893	739
Class R-4	165,635	3,057	25,197	470		(139,012)	(2,584)	51,820	943
Class R-5	128,893	2,386	22,624	419		(82,826)	(1,522)	68,691	1,283
Class R-6	662,606	12,166	96,877	1,799		(341,897)	(6,410)	417,586	7,555
Total net increase (decrease)	$4,547,323	84,395	$1,261,748	23,494		$(4,283,309)	(79,762)	$1,525,762	28,127

26	New World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,482,434	25,050	$258,955	4,455	$(1,727,378)	(29,204)	$14,011	301
Class B	2,935	50	1,956	34	(76,037)	(1,305)	(71,146)	(1,221)
Class C	191,413	3,341	13,773	244	(206,937)	(3,617)	(1,751)	(32)
Class F-1	757,128	12,926	53,817	933	(1,842,420)	(30,932)	(1,031,475)	(17,073)
Class F-2	2,444,039	40,730	42,796	737	(507,892)	(8,519)	1,978,943	32,948
Class 529-A	99,135	1,689	15,213	263	(95,614)	(1,626)	18,734	326
Class 529-B	379	6	211	4	(7,436)	(129)	(6,846)	(119)
Class 529-C	25,582	446	2,201	39	(27,065)	(469)	718	16
Class 529-E	4,779	82	653	11	(4,973)	(85)	459	8
Class 529-F-1	10,995	187	955	17	(7,406)	(126)	4,544	78
Class R-1	12,973	225	476	9	(12,477)	(216)	972	18
Class R-2	98,868	1,713	4,937	87	(108,232)	(1,885)	(4,427)	(85)
Class R-2E3	55	1	—	—	—	—	55	1
Class R-3	173,870	2,969	8,355	146	(157,412)	(2,698)	24,813	417
Class R-4	208,220	3,523	7,835	135	(114,020)	(1,931)	102,035	1,727
Class R-5	194,795	3,257	11,231	193	(275,308)	(4,613)	(69,282)	(1,163)
Class R-6	686,747	11,524	26,173	450	(113,295)	(1,905)	599,625	10,069
Total net increase (decrease)	$6,394,347	107,719	$449,537	7,757	$(5,283,902)	(89,260)	$1,559,982	26,216

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,550,536,000 and $8,853,029,000, respectively, during the year ended October 31, 2015.

New World Fund	27

Financial highlights

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)									Ratio of
	Net asset	Net	gains on		Dividends		Total	Net asset			Ratio of	net income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	net assets	net assets[2]

Class A:
Year ended 10/31/2015	$59.28	$.49	$(5.28)	$(4.79)	$(.49)	$(2.63)	$(3.12)	$51.37	(8.31)%	$11,532	1.04%	.89%
Year ended 10/31/2014	59.37	.76	.33	1.09	(.57)	(.61)	(1.18)	59.28	1.86	13,217	1.03	1.28
Year ended 10/31/2013	52.44	.66	6.98	7.64	(.71)	—	(.71)	59.37	14.71	13,221	1.06	1.20
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	—	(.76)	52.44	7.43	11,755	1.07	1.47
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	—	(.78)	49.61	(7.80)	11,945	1.02	1.33

Class B:
Year ended 10/31/2015	58.30	.04	(5.16)	(5.12)	—	(2.63)	(2.63)	50.55	(8.99)	56	1.80	.07
Year ended 10/31/2014	58.31	.30	.32	.62	(.02)	(.61)	(.63)	58.30	1.07	121	1.79	.51
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	—	(.24)	58.31	13.85	192	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	—	(.27)	51.45	6.61	237	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	—	(.36)	48.55	(8.51)	304	1.80	.54

Class C:
Year ended 10/31/2015	57.18	.04	(5.09)	(5.05)	(.02)	(2.63)	(2.65)	49.48	(9.04)	862	1.84	.08
Year ended 10/31/2014	57.34	.27	.32	.59	(.14)	(.61)	(.75)	57.18	1.04	1,047	1.84	.47
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	—	(.29)	57.34	13.80	1,052	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	—	(.34)	50.67	6.57	938	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	—	(.44)	47.91	(8.51)	1,007	1.79	.56

Class F-1:
Year ended 10/31/2015	58.83	.49	(5.24)	(4.75)	(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594	1.02	.91
Year ended 10/31/2014	58.96	.79	.29	1.08	(.60)	(.61)	(1.21)	58.83	1.87	1,791	1.02	1.34
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	—	(.73)	58.96	14.75	2,802	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	—	(.77)	52.09	7.47	2,052	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	—	(.80)	49.28	(7.78)	1,816	1.02	1.34

Class F-2:
Year ended 10/31/2015	59.34	.64	(5.28)	(4.64)	(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006	.76	1.18
Year ended 10/31/2014	59.46	.90	.34	1.24	(.75)	(.61)	(1.36)	59.34	2.12	3,624	.75	1.51
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	—	(.89)	59.46	15.06	1,673	.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	—	(.91)	52.53	7.77	1,106	.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	—	(.92)	49.71	(7.54)	923	.76	1.61

Class 529-A:
Year ended 10/31/2015	58.81	.44	(5.23)	(4.79)	(.46)	(2.63)	(3.09)	50.93	(8.38)	709	1.11	.82
Year ended 10/31/2014	58.92	.71	.33	1.04	(.54)	(.61)	(1.15)	58.81	1.79	793	1.10	1.21
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	—	(.69)	58.92	14.65	776	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	—	(.76)	52.06	7.36	664	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	—	(.77)	49.29	(7.81)	602	1.06	1.30

Class 529-B:
Year ended 10/31/2015	57.75	(.01)	(5.11)	(5.12)	—	(2.63)	(2.63)	50.00	(9.11)	7	1.91	(.02)
Year ended 10/31/2014	57.81	.23	.32	.55	—	(.61)	(.61)	57.75	.97	14	1.91	.40
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	—	(.18)	57.81	13.72	21	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	—	(.26)	51.01	6.50	26	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	—	(.33)	48.17	(8.58)	33	1.88	.46

28	New World Fund

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)											Ratio of
	Net asset	Net	gains on		Dividends		Total	Net asset				Ratio of		net income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period		average		average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]

Class 529-C:
Year ended 10/31/2015	$57.25	$.01	$(5.08)	$(5.07)	$—	$(2.63)	$(2.63)	$49.55	(9.08)%	$151		1.90%		.03%
Year ended 10/31/2014	57.42	.24	.31	.55	(.11)	(.61)	(.72)	57.25	.96	175		1.90		.41
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	—	(.29)	57.42	13.74	174		1.92		.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	—	(.36)	50.77	6.51	150		1.94		.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	—	(.42)	48.05	(8.58)	142		1.88		.49

Class 529-E:
Year ended 10/31/2015	58.32	.32	(5.19)	(4.87)	(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		.60
Year ended 10/31/2014	58.45	.57	.32	.89	(.41)	(.61)	(1.02)	58.32	1.54	38		1.33		.97
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	—	(.57)	58.45	14.37	38		1.36		.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32		1.38		1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	—	(.64)	48.87	(8.10)	30		1.35		1.00

Class 529-F-1:
Year ended 10/31/2015	58.89	.56	(5.25)	(4.69)	(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		1.03
Year ended 10/31/2014	59.00	.83	.32	1.15	(.65)	(.61)	(1.26)	58.89	1.99	49		.89		1.41
Year ended 10/31/2013	52.13	.74	6.93	7.67	(.80)	—	(.80)	59.00	14.87	44		.92		1.34
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	—	(.86)	52.13	7.59	34		.93		1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	—	(.86)	49.36	(7.65)	28		.87		1.50

Class R-1:
Year ended 10/31/2015	57.35	.06	(5.10)	(5.04)	(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		.12
Year ended 10/31/2014	57.51	.30	.31	.61	(.16)	(.61)	(.77)	57.35	1.07	37		1.79		.52
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	—	(.27)	57.51	13.89	36		1.79		.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33		1.83		.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	—	(.42)	47.98	(8.53)	41		1.82		.53

Class R-2:
Year ended 10/31/2015	57.33	.08	(5.10)	(5.02)	(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		.15
Year ended 10/31/2014	57.49	.29	.32	.61	(.16)	(.61)	(.77)	57.33	1.07	364		1.79		.51
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	—	(.34)	57.49	13.90	370		1.78		.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	—	(.37)	50.80	6.60	338		1.83		.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	—	(.41)	48.04	(8.49)	333		1.80		.55

Class R-2E:
Year ended 10/31/2015	59.26	.33	(5.27)	(4.94)	(.67)	(2.63)	(3.30)	51.02	(8.59)[4]	—	[5]	1.36	[4]	.60	[4]
Period from 8/29/2014 to 10/31/2014[6,7]	61.11	.01	(1.86)	(1.85)	—	—	—	59.26	(3.04)[4,8]	—	[5]	.22	[4,8]	.01	[4,8]

Class R-3:
Year ended 10/31/2015	58.44	.33	(5.20)	(4.87)	(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		.61
Year ended 10/31/2014	58.58	.57	.32	.89	(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		.97
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	—	(.58)	58.58	14.41	472		1.34		.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	—	(.61)	51.76	7.12	414		1.36		1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	—	(.63)	48.97	(8.09)	395		1.35		1.00

See page 30 for footnotes.

New World Fund	29

Financial highlights (continued)

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)									Ratio of
	Net asset	Net	gains on		Dividends		Total	Net asset			Ratio of	net income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	net assets	net assets[2]

Class R-4:
Year ended 10/31/2015	$59.06	$.51	$(5.26)	$(4.75)	$(.53)	$(2.63)	$(3.16)	$51.15	(8.27)%	$456	1.00%	.93%
Year ended 10/31/2014	59.19	.78	.31	1.09	(.61)	(.61)	(1.22)	59.06	1.87	471	1.00	1.31
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	—	(.75)	59.19	14.79	369	1.01	1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	—	(.78)	52.29	7.50	292	1.01	1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	—	(.79)	49.46	(7.80)	258	1.01	1.34

Class R-5:
Year ended 10/31/2015	59.56	.68	(5.31)	(4.63)	(.69)	(2.63)	(3.32)	51.61	(8.00)	419	.70	1.24
Year ended 10/31/2014	59.66	.98	.30	1.28	(.77)	(.61)	(1.38)	59.56	2.19	407	.69	1.64
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	—	(.90)	59.66	15.14	477	.70	1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	—	(.94)	52.68	7.81	383	.72	1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	—	(.92)	49.85	(7.50)	363	.71	1.57

Class R-6:
Year ended 10/31/2015	59.47	.70	(5.29)	(4.59)	(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810	.65	1.29
Year ended 10/31/2014	59.58	.98	.32	1.30	(.80)	(.61)	(1.41)	59.47	2.22	1,640	.65	1.64
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	—	(.93)	59.58	15.19	1,043	.65	1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	—	(.97)	52.61	7.87	630	.66	1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	—	(.95)	49.80	(7.46)	426	.66	1.70

	Year ended October 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	41%	32%	36%	25%	25%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .31 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[5]	Amount less than $1 million.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Not annualized.

See Notes to Financial Statements

30	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc. :

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 11, 2015

New World Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New World Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2015	10/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$912.43	$4.96	1.03%
Class A - assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class B - actual return	1,000.00	908.84	8.52	1.77
Class B - assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class C - actual return	1,000.00	908.74	8.80	1.83
Class C - assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class F-1 - actual return	1,000.00	912.37	4.87	1.01
Class F-1 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-2 - actual return	1,000.00	913.61	3.62	.75
Class F-2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-A - actual return	1,000.00	911.90	5.30	1.10
Class 529-A - assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class 529-B - actual return	1,000.00	908.45	9.09	1.89
Class 529-B - assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-C - actual return	1,000.00	908.35	9.14	1.90
Class 529-C - assumed 5% return	1,000.00	1,015.63	9.65	1.90
Class 529-E - actual return	1,000.00	910.92	6.36	1.32
Class 529-E - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class 529-F-1 - actual return	1,000.00	912.82	4.34	.90
Class 529-F-1 - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-1 - actual return	1,000.00	908.63	8.66	1.80
Class R-1 - assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class R-2 - actual return	1,000.00	908.97	8.52	1.77
Class R-2 - assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class R-2E - actual return	1,000.00	911.22	6.12	1.27
Class R-2E - assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-3 - actual return	1,000.00	910.90	6.36	1.32
Class R-3 - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-4 - actual return	1,000.00	912.41	4.82	1.00
Class R-4 - assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-5 - actual return	1,000.00	913.76	3.33	.69
Class R-5 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-6 - actual return	1,000.00	914.12	3.09	.64
Class R-6 - assumed 5% return	1,000.00	1,021.98	3.26	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2015:

Foreign taxes	$0.08 per share
Foreign source income	$1.00 per share
Qualified dividend income	100%
Corporate dividends received deduction	$30,544,000
U.S. government income that may be exempt from state taxation	$422,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

34	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Elisabeth Allison, 1946	1999	Trustee, Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	16	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 1960	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 1940 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 1942	1999	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 1956	1999	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Interested directors4,5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	1999	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Group Private Markets, Inc.[6]	2	None
Nicholas J. Grace, 1966 Senior Vice President	2008	Partner — Capital World Investors, Capital Research Company[6]	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

New World Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Mark E. Denning, 1957 Senior Vice President	1999	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Michael J. Downer, 1955 Vice President	2003	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
Bradford F. Freer, 1969 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company
Galen Hoskin, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Carl M. Kawaja, 1964 Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International Asset Management (Canada), Inc.[6]
Winnie Kwan, 1972 Vice President	2010	Director, The Capital Group Companies, Inc.;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Christopher Thomsen, 1970 Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director or trustee of a public company or a registered investment company.
[4]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Winnie Kwan and Christopher Thomsen, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2015, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$122,000
2015	$111,000

b) Audit-Related Fees:
2014	$5,000
2015	$9,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$40,000
2015	$40,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	$27,000
2015	$29,000

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$1,028,000
2015	$1,143,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,489,000 for fiscal year 2014 and $1,502,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
October 31, 2015
Common stocks 81.14% Information technology 14.10%	Shares	Value (000)
Baidu, Inc., Class A (ADR)[1]	2,385,800	$447,266
Alphabet Inc., Class C	194,984	138,597
Alphabet Inc., Class A1	135,950	100,248
AAC Technologies Holdings Inc.[2]	35,155,000	222,544
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	44,293,000	187,207
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	30,744
Murata Manufacturing Co., Ltd.[2]	1,497,500	212,352
Tencent Holdings Ltd.[2]	10,282,500	192,973
Samsung Electronics Co., Ltd.[2]	117,370	140,597
Samsung Electronics Co., Ltd., nonvoting preferred[2]	23,300	24,301
Alibaba Group Holding Ltd. (ADR)[1]	1,511,978	126,749
MasterCard Inc., Class A	1,254,000	124,134
Alcatel-Lucent[1,2]	27,270,000	110,652
Avago Technologies Ltd.	823,700	101,422
Tech Mahindra Ltd.[2]	11,300,936	93,040
Syntel, Inc.[1]	1,882,000	88,529
Cognizant Technology Solutions Corp., Class A1	1,208,000	82,277
Visa Inc., Class A	876,600	68,007
EPAM Systems, Inc.[1]	826,048	63,895
Mail.Ru Group Ltd. (GDR)[1,2]	3,080,279	59,965
Keyence Corp.[2]	91,300	47,387
ASML Holding NV2	448,757	41,601
Skyworks Solutions, Inc.	502,100	38,782
Semiconductor Manufacturing International Corp.[1,2]	382,532,500	35,830
ASM Pacific Technology Ltd.[2]	4,735,600	33,527
Topcon Corp.[2]	2,273,000	32,801
Accenture PLC, Class A	290,000	31,088
Infosys Ltd. (ADR)	1,576,000	28,620
TE Connectivity Ltd.	418,000	26,936
Infineon Technologies AG2	2,038,003	25,083
MediaTek Inc.[2]	3,171,000	24,616
Hexagon AB, Class B2	650,000	22,501
Gemalto NV2	344,009	21,558
QIWI PLC, Class B (ADR)	1,240,000	21,340
Western Union Co.	1,020,000	19,635
Amphenol Corp., Class A	360,000	19,519
Quanta Computer Inc.[2]	11,153,000	18,998
TDK Corp.[2]	241,000	15,288
Yandex NV, Class A1	752,000	12,107
Samsung Electro-Mechanics Co., Ltd.[2]	207,510	11,807
Rocket Internet SE, non-registered shares[1,2]	337,000	10,429
Viavi Solutions Inc.[1]	1,210,000	7,200
Broadcom Corp., Class A	119,500	6,142
Lumentum Holdings Inc.[1]	242,000	3,470
		3,171,764
New World Fund — Page 1 of 12

Common stocks Financials 12.78%	Shares	Value (000)
HDFC Bank Ltd.[2]	13,944,192	$281,055
HDFC Bank Ltd. (ADR)	1,266,000	77,403
AIA Group Ltd.[2]	48,874,600	285,394
Prudential PLC[2]	8,661,755	202,174
ICICI Bank Ltd.[2]	37,322,310	157,511
ICICI Bank Ltd. (ADR)	3,375,000	29,093
Kotak Mahindra Bank Ltd.[2]	17,321,978	182,249
American Tower Corp.	1,258,900	128,697
KASIKORNBANK PCL[2]	22,530,000	109,126
Citigroup Inc.	1,820,000	96,769
Bank of the Philippine Islands[2]	46,231,443	83,446
Housing Development Finance Corp. Ltd.[2]	4,262,250	81,751
Siam Commercial Bank PCL[2]	21,499,625	80,393
Fibra Uno Administración, SA de CV	33,675,898	73,966
Ayala Land, Inc.[2]	88,338,200	67,416
Ayala Land, Inc., preference shares[1,2]	30,910,900	66
Capitec Bank Holdings Ltd.[2]	1,431,978	61,777
UniCredit SpA[2]	9,496,562	61,447
Sberbank of Russia (ADR)[2]	4,965,000	30,339
Sberbank of Russia (ADR)	4,562,500	27,877
Ping An Insurance (Group) Co. of China, Ltd., Class A2	5,900,000	31,138
Ping An Insurance (Group) Co. of China, Ltd., Class H2	4,600,000	25,730
China Overseas Land & Investment Ltd.[2]	17,500,000	56,365
Bank Rakyat Indonesia (Persero) Tbk PT2	65,440,000	49,978
Shriram Transport Finance Co. Ltd.[2]	3,312,410	47,708
Cheung Kong Property Holdings Ltd.[2]	6,162,500	43,041
Metropolitan Bank & Trust Co.[2]	21,310,000	38,647
Banco Bradesco SA, preferred nominative	7,058,449	38,435
Standard Chartered PLC (HKD denominated)[2]	1,741,060	19,114
Standard Chartered PLC[2]	1,721,794	19,109
Moody’s Corp.	392,100	37,704
Itaú Unibanco Holding SA, preferred nominative	5,357,633	36,773
Société Générale[2]	633,900	29,432
China Pacific Insurance (Group) Co., Ltd., Class H2	7,260,000	28,933
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	9,595,000	28,363
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	3,080,000	28,182
AEON Financial Service Co., Ltd.[2]	1,111,250	27,756
ACE Ltd.	210,000	23,843
Investment AB Kinnevik, Class B2	717,000	22,841
Türkiye Garanti Bankasi AS2	8,559,582	22,214
Wharf (Holdings) Ltd.[2]	3,160,000	18,760
Industrial and Commercial Bank of China Ltd., Class H2	21,000,000	13,326
Banco Santander, SA (ADR)	2,145,600	11,887
IDFC Bank Ltd.[1]	10,725,000	11,801
IDFC Ltd.[2]	10,725,000	10,229
Itaúsa - Investimentos Itaú SA, preferred nominative	5,110,151	9,540
Bangkok Bank PCL, nonvoting depository receipt[2]	1,820,000	8,552
HSBC Holdings PLC (HKD denominated)[2]	778,179	6,100
Commercial International Bank (Egypt) SAE[2]	783,000	5,168
United Bank Ltd.[2]	1,678,500	2,608
Eurobank Ergasias SA1,2	23,357,000	793
China Overseas Property Holdings Ltd.[1,2]	3,500,000	601
C C Land Holdings Ltd.[2]	2,000,000	513
		2,873,133
New World Fund — Page 2 of 12

Common stocks Consumer discretionary 12.36%	Shares	Value (000)
Naspers Ltd., Class N2	2,773,881	$405,199
Ctrip.com International, Ltd. (ADR)[1]	1,663,000	154,609
Maruti Suzuki India Ltd.[2]	2,198,000	149,288
Domino’s Pizza, Inc.	1,163,000	124,057
Toyota Motor Corp.[2]	1,923,900	117,801
Ryohin Keikaku Co., Ltd.[2]	498,000	99,807
Hyundai Mobis Co., Ltd.[2]	397,263	83,545
Altice NV, Class A1,2	3,346,959	57,689
Altice NV, Class B1,2	1,430,369	25,256
Mahindra & Mahindra Ltd.[2]	4,110,500	74,277
Kroton Educacional SA, ordinary nominative	28,171,200	72,025
Cosmo Lady (China) Holdings Co. Ltd.[2]	71,310,000	70,848
Renault SA2	694,000	65,288
NIKE, Inc., Class B	468,850	61,433
Priceline Group Inc.[1]	41,500	60,351
Matahari Department Store Tbk PT2	48,291,900	58,155
Chow Sang Sang Holdings International Ltd.[2]	28,302,000	54,985
L’Occitane International SA2	26,894,500	54,002
Zee Entertainment Enterprises Ltd.[2]	8,250,454	51,460
Hyundai Motor Co.[2]	358,999	49,052
Wynn Macau, Ltd.[2]	33,036,600	45,276
Kering SA2	239,563	44,260
JD.com, Inc., Class A (ADR)[1]	1,569,500	43,350
Hankook Tire Co., Ltd.[2]	1,096,759	41,917
Galaxy Entertainment Group Ltd.[2]	11,850,000	40,323
Melco Crown Entertainment Ltd. (ADR)	2,152,000	40,307
Inchcape PLC[2]	3,272,700	40,230
Techtronic Industries Co. Ltd.[2]	10,493,000	38,297
Li & Fung Ltd.[2]	47,400,000	38,265
PT Surya Citra Media Tbk[2]	177,470,000	37,690
Estácio Participações SA, ordinary nominative	8,975,000	35,979
Woolworths Holdings Ltd.[2]	4,650,000	34,405
Hermès International[2]	81,333	31,289
Global Brands Group Holding Ltd.[1,2]	139,392,000	28,758
Intercontinental Hotels Group PLC[2]	715,075	28,624
Twenty-First Century Fox, Inc., Class A	900,000	27,621
Zhongsheng Group Holdings Ltd.[2]	65,358,500	27,014
SAIC Motor Corp. Ltd., Class A2	9,059,896	27,013
Industria de Diseño Textil, SA2	690,000	25,845
The Swatch Group AG2	300,000	21,660
The Swatch Group AG, non-registered shares[2]	5,500	2,147
Mr Price Group Ltd.[2]	1,533,321	23,511
Volkswagen AG, nonvoting preferred[2]	195,000	23,407
Belle International Holdings Ltd.[2]	17,605,000	17,082
Arcos Dorados Holdings Inc., Class A	5,463,848	16,829
Dongfeng Motor Group Co., Ltd., Class H2	11,560,000	16,581
Kingfisher PLC[2]	2,894,903	15,733
OPAP SA2	1,602,000	14,164
Sands China Ltd.[2]	3,630,000	13,030
Shangri-La Asia Ltd.[2]	11,730,571	10,733
HUGO BOSS AG2	94,028	9,681
General Motors Co.	263,000	9,181
Ripley Corp SA	21,358,424	7,072
Prada SpA[2]	1,340,000	5,435
Jumbo SA2	560,000	5,412
New World Fund — Page 3 of 12

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Melco International Development Ltd.[2]	784,000	$1,209
Golden Eagle Retail Group Ltd.[2]	318,000	409
		2,778,866
Health care 8.82%
Novo Nordisk A/S, Class B2	6,213,630	329,159
Hikma Pharmaceuticals PLC[2]	8,456,828	281,791
Novartis AG2	2,767,100	250,882
Novartis AG (ADR)	300,000	27,129
Alexion Pharmaceuticals, Inc.[1]	1,227,904	216,111
Grifols, SA, Class B, preferred nonvoting, non-registered shares[2]	3,528,983	122,557
Grifols, SA, Class B (ADR)	1,384,215	48,184
Thermo Fisher Scientific Inc.	679,500	88,865
Bayer AG2	532,500	71,078
BioMarin Pharmaceutical Inc.[1]	592,029	69,291
China Biologic Products, Inc.[1]	584,238	66,568
AstraZeneca PLC[2]	765,000	48,829
Merck & Co., Inc.	860,000	47,008
Takeda Pharmaceutical Co. Ltd.[2]	868,000	42,194
Waters Corp.[1]	330,000	42,174
Teva Pharmaceutical Industries Ltd. (ADR)	710,000	42,025
Sysmex Corp.[2]	654,000	37,375
PerkinElmer, Inc.	689,500	35,606
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	30,806
Krka, dd, Novo mesto[2]	400,000	28,548
Life Healthcare Group Holdings Ltd.[2]	9,080,000	25,301
OTCPharm PJSC[1,2]	6,516,318	23,675
Kalbe Farma Tbk PT2	76,580,000	7,962
		1,983,118
Consumer staples 8.59%
Nestlé SA2	2,194,417	167,528
Hypermarcas SA, ordinary nominative[1]	29,948,500	135,898
Coca-Cola Co.	3,066,000	129,845
Pernod Ricard SA2	1,083,960	127,591
Lenta Ltd. (GDR)[1,2]	12,251,552	92,054
Lenta Ltd. (GDR)[1,2,3]	2,803,900	21,067
Wal-Mart de México, SAB de CV, Series V	26,190,000	69,099
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	39,690
British American Tobacco PLC[2]	1,800,000	106,840
Magnit PJSC (GDR)[2]	2,315,700	105,179
Associated British Foods PLC[2]	1,717,600	91,341
ITC Ltd.[2]	17,098,980	87,405
Kao Corp.[2]	1,270,000	64,867
Unilever NV, depository receipts[2]	1,299,000	58,552
SABMiller PLC[2]	900,000	55,362
Thai Beverage PCL[2]	108,400,000	52,051
Henkel AG & Co. KGaA, nonvoting preferred[2]	470,000	51,004
Emperador Inc.[2]	267,120,000	47,260
Tesco PLC[1,2]	15,515,000	43,713
PepsiCo, Inc.	410,000	41,898
Procter & Gamble Co.	513,000	39,183
United Breweries Ltd.[2]	2,641,459	37,853
Coca-Cola Icecek AS, Class C2	2,551,800	32,335
China Mengniu Dairy Co.[2]	16,231,094	31,390
New World Fund — Page 4 of 12

Common stocks Consumer staples (continued)	Shares	Value (000)
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	$28,958
Grupo Nutresa SA	3,341,557	25,168
Shiseido Co., Ltd.[2]	1,033,129	24,368
Shoprite Holdings Ltd.[2]	1,811,000	18,816
Herbalife Ltd.[1]	324,332	18,175
Reckitt Benckiser Group PLC[2]	177,000	17,270
Coca-Cola HBC AG (CDI)[2]	690,000	16,439
Ambev SA	3,250,000	16,087
Ajinomoto Co., Inc.[2]	697,000	15,471
Uni-Charm Corp.[2]	721,500	15,377
L’Oréal SA, bonus shares[2]	41,800	7,616
		1,932,750
Industrials 7.42%
International Container Terminal Services, Inc.[2,4]	107,622,000	189,158
Cummins Inc.	1,626,500	168,359
Airbus Group SE, non-registered shares[2]	1,628,573	113,160
ASSA ABLOY AB, Class B2	5,514,987	109,376
DP World Ltd.[2]	5,361,353	108,310
Jardine Matheson Holdings Ltd.[2]	1,435,400	77,858
Safran SA2	900,750	68,356
Alliance Global Group, Inc.[2]	167,000,000	64,850
United Technologies Corp.	607,000	59,735
Boeing Co.	391,000	57,895
Shanghai Industrial Holdings Ltd.[2]	20,253,000	53,244
LT Group, Inc.[2]	193,093,700	51,380
Gujarat Pipavav Port Ltd.[1,2]	20,480,000	50,371
SMC Corp.[2]	167,000	42,807
Industries Qatar QSC[2]	1,257,816	42,497
Meyer Burger Technology AG1,2,4,4	5,800,000	41,520
Intertek Group PLC[2]	1,000,000	40,409
Andritz AG2	791,501	39,849
Grupo Aeroportuario del Sureste, SA de CV, Series B	2,438,900	37,772
Edenred SA2	2,002,000	36,690
Experian PLC[2]	1,520,000	25,919
Toshiba Corp.[2]	8,262,000	23,238
Deutsche Post AG2	744,000	22,152
China State Construction International Holdings Ltd.[2]	11,460,000	17,394
Jardine Strategic Holdings Ltd.[2]	546,500	16,474
Spirax-Sarco Engineering PLC[2]	349,210	16,353
Bureau Veritas SA2	721,000	16,289
COSCO Pacific Ltd.[2]	10,132,000	13,742
Orient Overseas (International) Ltd.[2]	2,630,000	12,535
Kühne + Nagel International AG2	90,000	12,465
CIMC Enric Holdings Ltd.[2]	18,700,000	12,313
JG Summit Holdings, Inc.[2]	7,500,000	11,396
Caterpillar Inc.	148,600	10,846
Avianca Holdings SA, preferred, restricted-voting (ADR)	603,195	2,401
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	779
		1,667,892
Materials 3.22%
Vale SA, ordinary nominative (ADR)	13,167,581	57,410
Vale SA, Class A, preferred nominative (ADR)	4,340,500	15,626
Vale SA, Class A, preferred nominative	951,100	3,460
New World Fund — Page 5 of 12

Common stocks Materials (continued)	Shares	Value (000)
Klabin SA, units	12,247,000	$69,642
Grasim Industries Ltd.[2]	586,502	35,184
Grasim Industries Ltd. (GDR)[2]	527,053	31,617
International Flavors & Fragrances Inc.	523,000	60,699
LafargeHolcim Ltd.[2]	963,393	54,181
Arkema SA2	620,361	45,321
Celanese Corp., Series A	595,000	42,275
BHP Billiton PLC[2]	2,233,000	35,713
Air Liquide SA, bonus shares[2]	271,500	35,122
Akzo Nobel NV2	480,000	33,915
Koninklijke DSM NV2	549,700	29,269
Wacker Chemie AG2	332,952	29,255
BASF SE2	332,096	27,222
Linde AG2	117,092	20,308
LG Chem, Ltd.[2]	62,696	16,618
Fortescue Metals Group Ltd.[2]	11,140,000	16,354
First Quantum Minerals Ltd.	3,000,000	16,014
Novozymes A/S, Class B2	344,000	15,909
Rio Tinto PLC[2]	346,000	12,548
Glencore PLC[2]	7,210,000	12,418
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	770,000	4,859
Tianhe Chemicals Group Ltd.[1,2]	75,800,000	2,861
		723,800
Telecommunication services 3.16%
SoftBank Group Corp.[2]	3,896,000	216,852
China Mobile Ltd.[2]	10,833,000	128,871
Orange Polska SA2	39,750,000	73,016
Reliance Communications Ltd.[1,2]	52,696,111	60,525
Idea Cellular Ltd.[2]	15,675,000	33,475
MTN Group Ltd.[2]	2,855,531	32,509
América Móvil, SAB de CV, Series L (ADR)	1,795,000	31,969
Intouch Holdings PCL, nonvoting depository receipts[2]	7,669,000	16,151
Intouch Holdings PCL[2]	7,400,000	15,584
Globe Telecom, Inc.[2]	589,249	28,578
Bharti Airtel Ltd.[2]	4,350,000	23,178
Singapore Telecommunications Ltd.[2]	8,141,000	23,043
Bharti Infratel Ltd.[2]	3,070,000	18,244
TIM Participações SA, ordinary nominative	4,032,400	8,835
China Unicom (Hong Kong) Ltd.[2]	860,000	1,054
		711,884
Utilities 3.03%
China Resources Gas Group Ltd.[2]	62,274,000	170,521
Power Grid Corp. of India Ltd.[2]	80,594,254	160,057
ENN Energy Holdings Ltd.[2]	21,528,000	123,367
Cheung Kong Infrastructure Holdings Ltd.[2]	9,755,000	90,587
PT Perusahaan Gas Negara (Persero) Tbk[2]	291,806,500	63,532
China Gas Holdings Ltd.[2]	38,440,000	60,987
Energy World Corp. Ltd.[1,2]	65,129,000	11,595
		680,646
New World Fund — Page 6 of 12

Common stocks Energy 2.76%	Shares	Value (000)
Reliance Industries Ltd.[2]	6,542,606	$94,660
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	16,563,342	80,829
Petróleo Brasileiro SA (Petrobras), preferred nominative[1]	1,719,100	3,437
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	200,000	798
InterOil Corp.[1]	2,000,880	76,554
Noble Energy, Inc.	2,078,000	74,476
Kosmos Energy Ltd.[1]	5,525,000	37,680
Galp Energia, SGPS, SA, Class B2	3,409,953	36,770
Ophir Energy PLC[1,2]	23,230,703	34,321
BG Group PLC[2]	2,050,000	32,291
Oil Search Ltd.[2]	4,844,890	27,041
Gulf Keystone Petroleum Ltd.[1,2,4]	39,594,850	16,409
Gulf Keystone Petroleum Ltd.[1,2,3,4]	14,287,125	5,921
Indus Gas Ltd.[1,2,4,4]	10,429,272	18,168
Tullow Oil PLC (Ireland)[1,2]	5,522,174	17,190
Weatherford International PLC[1]	1,390,000	14,234
Eni SpA[2]	780,000	12,726
Genel Energy PLC[1,2]	2,724,800	10,706
BP PLC[2]	1,492,800	8,861
Royal Dutch Shell PLC, Class A (GBP denominated)[2]	340,000	8,829
YPF Sociedad Anónima, Class D (ADR)	339,000	7,241
African Petroleum Corp. Ltd.[1,2]	4,660,280	957
		620,099
Miscellaneous 4.90%
Other common stocks in initial period of acquisition		1,102,006
Total common stocks (cost: $15,692,173,000)		18,245,958
Preferred securities 0.01% Consumer discretionary 0.01%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	260,820,000	3,393
Total preferred securities (cost: $1,848,000)		3,393
Rights & warrants 0.45% Consumer staples 0.45%
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[2,3]	9,219,400	53,809
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,3]	8,847,405	47,425
		101,234
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		22
Total rights & warrants (cost: $118,054,000)		101,256
Bonds, notes & other debt instruments 5.86% Bonds & notes of governments & government agencies outside the U.S. 4.11%	Principal amount (000)
Argentina (Republic of) 7.00% 2017	$53,232	52,843
Brazil (Federal Republic of) Global 4.25% 2025	27,155	24,100
City of Buenos Aires Argentina 8.95% 2021[5]	13,290	14,087
City of Buenos Aires Argentina 8.95% 2021[3,5]	3,000	3,180
New World Fund — Page 7 of 12

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Colombia (Republic of), Series B, 10.00% 2024	COP17,439,800	$6,855
Colombia (Republic of), Series B, 6.00% 2028	16,859,600	4,840
Colombia (Republic of) Global 4.375% 2021	$4,000	4,126
Colombia (Republic of) Global 4.00% 2024	2,200	2,164
Colombia (Republic of) Global 4.50% 2026	34,605	34,389
Colombia (Republic of) Global 9.85% 2027	COP5,915,000	2,388
Croatian Government 6.625% 2020	$8,000	8,712
Croatian Government 5.50% 2023[3]	5,415	5,591
Dominican Republic 9.04% 2018[5]	847	907
Dominican Republic 7.50% 2021[5]	11,450	12,481
Dominican Republic 7.50% 2021[3,5]	4,200	4,578
Dominican Republic 5.50% 2025[3]	12,700	12,624
Dominican Republic 8.625% 2027[3,5]	4,950	5,878
Dominican Republic 7.45% 2044[3]	18,050	19,133
Dominican Republic 7.45% 2044	5,700	6,042
Dominican Republic 6.85% 2045[3]	2,000	2,005
Egypt (Arab Republic of) 5.75% 2020[3]	2,000	2,061
Egypt (Arab Republic of) 5.875% 2025[3]	3,500	3,286
Ghana (Republic of) 7.875% 2023	41,795	36,057
Hungarian Government 4.00% 2019	15,860	16,643
Hungarian Government 6.25% 2020	5,010	5,666
Hungarian Government 7.625% 2041	1,350	1,846
India (Republic of) 8.83% 2023	INR1,535,700	24,887
India (Republic of) 8.60% 2028	2,954,800	47,870
India (Republic of) 9.20% 2030	533,400	9,093
Indonesia (Republic of) 5.875% 2020	$7,525	8,368
Indonesia (Republic of) 4.875% 2021	11,265	11,877
Indonesia (Republic of) 3.75% 2022	7,235	7,190
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,201
Indonesia (Republic of) 4.125% 2025	10,200	9,984
Indonesia (Republic of) 5.25% 2042	2,950	2,814
Indonesia (Republic of) 6.75% 2044	10,850	12,306
Kazakhstan (Republic of) 5.125% 2025[3]	3,850	3,842
Kazakhstan (Republic of) 6.50% 2045[3]	7,865	7,705
Kenya (Rebulic of) 5.875% 2019[3]	3,155	3,071
Kenya (Republic of) 6.875% 2024	33,100	30,841
Kenya (Republic of) 6.875% 2024[3]	22,890	21,328
Morocco Government 4.25% 2022	10,425	10,555
Morocco Government 4.25% 2022[3]	2,200	2,228
Morocco Government 5.50% 2042	19,250	19,563
Nigeria (Republic of) 5.125% 2018[3]	4,265	4,238
Nigeria (Republic of) 6.75% 2021[3]	4,950	4,888
Nigeria (Republic of) 6.75% 2021	2,600	2,568
Nigeria (Republic of) 6.375% 2023	27,600	26,082
Nigeria (Republic of) 6.375% 2023[3]	2,145	2,027
Pakistan (Republic of) 6.875% 2017[3]	4,935	5,122
Pakistan (Republic of) 7.25% 2019[3]	10,400	10,845
Pakistan (Republic of) 7.25% 2019	3,000	3,128
Pakistan (Republic of) 8.25% 2024[3]	6,500	6,939
Pakistan (Republic of) 8.25% 2024	1,900	2,028
Pakistan (Republic of) 8.25% 2025[3]	11,922	12,767
Panama (Republic of) Global 6.70% 2036[5]	3,354	4,167
Peru (Republic of) 2.75% 2026	€8,255	9,046
Peru (Republic of) 4.125% 2027	$8,555	8,641
Peru (Republic of) 6.55% 2037[5]	2,517	3,052
New World Fund — Page 8 of 12

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$1,240	$1,345
Perusahaan Penerbit SBSN 4.35% 2024[3]	7,000	6,834
Philippines (Republic of) 6.25% 2036	PHP330,000	7,785
Slovenia (Republic of) 4.75% 2018[3]	$10,000	10,706
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR212,450	15,088
South Africa (Republic of), Series R-214, 6.50% 2041	408,350	22,181
Turkey (Republic of) 9.00% 2016	TRY9,900	3,394
Turkey (Republic of) 3.00% 2021[6]	4,470	1,558
Turkey (Republic of) 5.625% 2021	$18,500	19,937
Turkey (Republic of) 2.00% 2024[6]	TRY16,305	5,252
Turkey (Republic of) 9.00% 2024	99,950	32,895
Turkey (Republic of) 8.00% 2025	37,000	11,517
Turkey (Republic of) 6.00% 2041	$20,795	21,904
Turkey (Republic of) 4.875% 2043	3,100	2,799
United Mexican States Government 4.00% 2019[6]	MXN60,833	4,001
United Mexican States Government 2.50% 2020[6]	74,707	4,635
United Mexican States Government, Series M, 6.50% 2021	174,400	11,175
United Mexican States Government 2.00% 2022[6]	26,681	1,569
United Mexican States Government, Series M20, 10.00% 2024	74,500	5,785
United Mexican States Government 4.00% 2040[6]	28,816	1,860
United Mexican States Government Global 3.60% 2025	$22,341	22,285
United Mexican States Government Global, Series A, 5.625% 2017	6,250	6,603
United Mexican States Government Global, Series A, 4.00% 2023	26,150	27,052
United Mexican States Government Global, Series A, 6.05% 2040	778	882
United Mexican States Government, Series M, 5.00% 2017	MXN25,900	1,598
Zambia (Republic of) 8.97% 2027[3,5]	$40,590	34,299
		923,682
Corporate bonds & notes 1.35% Energy 0.79%
Ecopetrol SA 5.875% 2023	1,805	1,827
Ecopetrol SA 5.875% 2045	9,535	7,866
Gazprom OJSC 9.25% 2019	9,975	11,240
Gazprom OJSC, Series 9, 6.51% 2022	17,200	17,965
Gazprom OJSC 6.51% 2022[3]	5,410	5,651
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	9,600	7,696
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,5]	328	164
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	7,500	7,416
Petrobras Global Finance Co. 4.375% 2023	8,505	6,219
Petrobras Global Finance Co. 6.25% 2024	18,652	14,986
Petrobras Global Finance Co. 6.85% 2115	59,650	41,230
Petrobras International Finance Co. 3.875% 2016	8,065	8,055
Petrobras International Finance Co. 5.375% 2021	8,200	6,693
Petróleos Mexicanos 3.50% 2023	3,975	3,701
Petróleos Mexicanos 7.47% 2026	MXN73,750	4,117
Petróleos Mexicanos 6.50% 2041	$4,400	4,245
Petróleos Mexicanos 5.50% 2044[3]	13,560	11,624
YPF Sociedad Anónima 8.50% 2025[3]	8,385	8,284
YPF Sociedad Anónima 8.50% 2025	364	360
Zhaikmunai LP 7.125% 2019[3]	11,000	9,020
		178,359
New World Fund — Page 9 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 0.14%	Principal amount (000)	Value (000)
BBVA Bancomer SA 6.50% 2021[3]	$3,275	$3,647
HSBK (Europe) BV 7.25% 2021[3]	11,150	11,457
SB Capital SA 5.40% 2017	5,950	6,099
SB Capital SA 5.25% 2023[3]	5,000	4,431
VEB Finance Ltd. 6.902% 2020	5,300	5,433
		31,067
Telecommunication services 0.13%
Digicel Group Ltd. 8.25% 2020[3]	6,500	5,785
Digicel Group Ltd. 6.00% 2021[3]	6,285	5,688
Digicel Group Ltd. 7.125% 2022[3]	4,075	3,382
MTS International Funding Ltd. 8.625% 2020	13,200	14,689
		29,544
Industrials 0.12%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	4,940
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	4,416
Lima Metro Line Finance Ltd. 5.875% 2034[3,5]	3,035	3,065
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[3]	17,000	14,535
		26,956
Utilities 0.08%
Comision Federal de Electricidad 6.125% 2045[3]	10,450	10,163
Eskom Holdings Ltd. 5.75% 2021[3]	7,900	7,359
		17,522
Materials 0.06%
CEMEX SAB de CV 5.0705% 2018[3,7]	12,000	12,330
Consumer staples 0.02%
Brasil Foods SA 4.75% 2024[3]	5,600	5,573
Consumer discretionary 0.01%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,571
Total corporate bonds & notes		302,922
U.S. Treasury bonds & notes 0.40% U.S. Treasury 0.40%
U.S. Treasury 2.125% 2016[8]	$90,275	90,857
Total U.S. Treasury bonds & notes		90,857
Total bonds, notes & other debt instruments (cost: $1,377,460,000)		1,317,461
Short-term securities 13.00%
3M Co. 0.11% due 11/3/2015[3]	50,000	49,999
American Honda Finance Corp. 0.21% due 2/4/2016	45,000	44,972
ANZ New Zealand (International) Ltd. 0.41% due 1/14/2016[3]	15,700	15,692
Army and Air Force Exchange Service 0.13% due 12/1/2015[3]	20,000	19,997
AstraZeneca PLC 0.14% due 12/18/2015[3]	34,400	34,392
Bank of Montreal 0.00% due 11/13/2015–12/2/2015	75,000	75,006
Bank of Nova Scotia 0.49% due 5/12/2016[3]	50,000	49,885
New World Fund — Page 10 of 12

Short-term securities	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.24% due 11/17/2015	$50,000	$49,996
BNP Paribas Finance Inc. 0.17% due 11/9/2015	50,000	49,998
Caisse d’Amortissement de la Dette Sociale 0.27%–0.31% due 1/28/2016–2/26/2016[3]	84,800	84,713
Canadian Imperial Bank of Commerce 0.00% due 4/18/2016	50,000	49,996
Chevron Corp. 0.24% due 12/8/2015[3]	45,000	44,992
Electricité de France 0.22% due 1/15/2016[3]	26,000	25,986
Emerson Electric Co. 0.23% due 1/19/2016[3]	35,000	34,986
ExxonMobil Corp. 0.14% due 1/21/2016	50,000	49,975
Fannie Mae 0.26% due 2/8/2016–2/9/2016	103,700	103,652
Federal Home Loan Bank 0.07%–0.22% due 11/2/2015–3/16/2016	708,000	707,810
Freddie Mac 0.11%–0.25% due 11/6/2015–1/26/2016	260,000	259,976
Google Inc. 0.15% due 1/21/2016[3]	15,000	14,995
International Bank for Reconstruction and Development 0.09% due 12/10/2015	50,000	49,996
KfW 0.29% due 12/8/2015[3]	66,000	65,997
Microsoft Corp. 0.18% due 11/4/2015[3]	50,000	50,000
Mitsubishi UFJ Trust and Banking Corp. 0.35% due 2/2/2016[3]	50,000	49,959
Mizuho Bank, Ltd. 0.29%–0.35% due 11/5/2015–2/17/2016[3]	133,900	133,841
National Australia Bank Ltd. 0.30% due 12/1/2015[3]	40,000	39,997
Nordea Bank AB 0.27%–0.32% due 11/10/2015–2/19/2016[3]	140,000	139,949
Pfizer Inc 0.20% due 2/1/2016[3]	20,000	19,991
Québec (Province of) 0.20% due 1/14/2016–1/25/2016[3]	95,000	94,954
Sumitomo Mitsui Banking Corp. 0.15% due 11/9/2015[3]	50,000	49,998
Svenska Handelsbanken Inc. 0.30% due 11/20/2015–11/23/2015[3]	135,200	135,187
Thunder Bay Funding, LLC 0.28%–0.34% due 11/10/2015–12/4/2015[3]	55,000	54,993
Toronto-Dominion Holdings USA Inc. 0.23%–0.42% due 11/2/2015–11/20/2015[3]	73,600	73,598
Total Capital Canada Ltd. 0.24% due 12/4/2015[3]	50,000	49,993
Toyota Credit Canada Inc. 0.33% due 12/8/2015	25,000	24,996
Victory Receivables Corp. 0.19%–0.30% due 11/24/2015–1/13/2016[3]	97,600	97,563
Wal-Mart Stores, Inc. 0.15% due 11/9/2015[3]	25,000	25,000
Total short-term securities (cost: $2,922,938,000)		2,923,030
Total investment securities 100.46% (cost: $20,112,473,000)		22,591,098
Other assets less liabilities (0.46)%		(102,856)
Net assets 100.00%		$22,488,242
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $242,809,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	11/13/2015	Citibank	$9,008	£5,930	$(133)
British pounds	11/16/2015	JPMorgan Chase	$21,683	£14,250	(283)
British pounds	11/17/2015	Citibank	$19,992	£13,135	(254)
Colombian pesos	11/20/2015	JPMorgan Chase	$3,948	COP11,500,000	(12)
Colombian pesos	11/20/2015	JPMorgan Chase	$5,215	COP15,859,500	(245)
New World Fund — Page 11 of 12

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2015 (000)
			Receive (000)	Deliver (000)
Euros	11/10/2015	Bank of America, N.A.	$3,593	€3,211	$62
Euros	11/13/2015	HSBC Bank	$4,047	€3,591	97
Euros	11/24/2015	Bank of America, N.A.	$30,799	€27,037	1,059
Euros	12/9/2015	HSBC Bank	$5,065	€4,575	31
Indian rupees	11/20/2015	JPMorgan Chase	$32,283	INR2,100,000	268
Japanese yen	11/16/2015	Citibank	$24,851	¥2,975,000	193
Japanese yen	12/11/2015	UBS AG	$30,939	¥3,708,000	190
Japanese yen	12/15/2015	Bank of America, N.A.	$5,515	¥660,000	41
Japanese yen	12/16/2015	UBS AG	$3,526	¥420,000	42
Mexican pesos	12/11/2015	UBS AG	$22,385	MXN373,250	(142)
South African rand	12/3/2015	Citibank	$21,586	ZAR293,500	505
Turkish lira	11/13/2015	JPMorgan Chase	$9,870	TRY29,600	(241)
Turkish lira	11/23/2015	Citibank	$7,211	TRY21,100	25
					$1,203

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $12,871,998,000, which represented 57.24% of the net assets of the fund. This amount includes $12,625,913,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,921,525,000, which represented 8.54% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	A portion of this security was pledged as collateral. The total value of pledged collateral was $616,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
COP = Colombian pesos
€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
INR = Indian rupees
MXN = Mexican pesos
PHP = Philippine pesos
TRY = Turkish lira
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-1215O-S49175	New World Fund — Page 12 of 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 11, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

By __/s/ Brian C. Janssen________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2015